Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter Adderton, certify that:

1. I have reviewed this Quarterly Report on Form 10-Q/A of Mandalay Digital Group, Inc.; and

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 3, 2014

By:	/s/ Peter Adderton
Peter Adderton
Chief Executive Officer Principal Executive Officer